[MILLING BENSON WOODWARD L.L.P. LETTERHEAD]


                                February 20, 2001



VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:  Filing Desk

         Re:      Avoca, Incorporated
                  (Commission File No. 0-9219)
                  ----------------------------

Gentlemen:

         On behalf of Avoca, Incorporated (the "Registrant") and pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "Act"), we are transmitting herewith, in definitive form, the Registrant's proxy statement (including related Schedule 14A Information, notice of annual meeting, form of proxy and letter to shareholders) for the Registrant's 2001 annual meeting of shareholders. These proxy materials, together with the Registrant's 2000 Annual Report to Shareholders, were first mailed to security holders on February 20, 2001.

         Under separate cover, pursuant to Rule 14a-3(c) under the Act, we are mailing to the Commission, solely for its information, seven copies of the Registrant's 2000 Annual Report to Shareholders.

         If you have any questions, please do not hesitate to call me at the number written above.

                                                     Very truly yours,

                                                     /s/ Guy C. Lyman, Jr.

                                                     Guy C. Lyman, Jr.


GCL,JR./kf240944
Enclosures
cc:  Mr. Paul Hogan, III

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  X
                       -----
Filed by a Party other than the Registrant

Check the appropriate box:

      Preliminary Proxy Statement
-----
      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
-----
  X   Definitive Proxy Statement
-----
      Definitive Additional Materials
-----
      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
-----

                              Avoca, Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X   No fee required.
-----

      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
-----

    1) Title of each class of securities to which transaction applies:

            Not Applicable
    ----------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

            Not Applicable
    ----------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            Not Applicable
     ---------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

            Not Applicable
    ----------------------------------------------------------------------------

    5) Total fee paid:

            Not Applicable
    ----------------------------------------------------------------------------

       Fee paid previously with preliminary materials.
-----

       Check box if any part of the fee is offset as provided by Exchange Act ----- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:   Not Applicable
                                 -----------------------------------------------
       2) Form Schedule or Registration Statement No.:  Not Applicable
                                                      --------------------------
       3) Filing Party:   Not Applicable
                       ---------------------------------------------------------
       4) Date Filed:     Not Applicable
                     -----------------------------------------------------------

[AVOCA LOGO]

Notice of Annual Meeting of Shareholders

To the Shareholders:

         The Annual Meeting of Shareholders of Avoca, Incorporated will be held on the 2nd Floor of the Main Office of the Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana, on Tuesday, March 20, 2001 at 11:00 a.m. for the following purposes:

         1.   Fixing the number of directors for the ensuing year;

         2. Election of directors to serve for one year and until their successors are chosen and have qualified;

         3. Transaction of such other business as may properly come before the meeting and any adjournment or postponement thereof.

         The close of business on February 7, 2001 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                              By order of the Board of Directors

                                                          M. Cleland Powell, III
                                                             Secretary-Treasurer

New Orleans, Louisiana
February 20, 2001

Avoca, Incorporated
228 St. Charles Avenue, Suite 838
New Orleans, Louisiana 70130


Proxy Statement

         The enclosed proxy is solicited by the Board of Directors of Avoca, Incorporated ("the Company") for use at the Annual Meeting of Shareholders to be held on March 20, 2001 and at any adjournment or postponement thereof. If properly and timely completed and returned, the proxy will be voted in the manner you specify thereon. If no manner is specified, the proxy will be voted for management's proposal to fix, at five, the number of directors to be elected for the ensuing year, and for election of the nominees for director hereinafter named.

         The proxy may be revoked by giving written notice of revocation to the Company's secretary or by filing a properly executed proxy of later date with the secretary at or before the meeting.

         The cost of soliciting proxies will be borne by the Company. Directors and officers of the Company may solicit proxies by personal interview, mail, telephone and other means, but will not receive additional compensation therefor.

         This proxy statement and related materials will first be mailed to shareholders on or about February 20, 2001.

Voting Securities

         Only shareholders of record as of the close of business on February 7, 2001 are entitled to vote at the meeting. At that time, 830,500 shares of the Company's Common Stock (being the Company's only class of authorized stock) were outstanding. Each share is entitled to one vote. A majority of votes actually cast (which excludes abstentions and broker nonvotes) shall decide any matter properly coming before the meeting, except that directors shall be elected by plurality vote. In the election of directors, shareholders have the right of cumulative voting, i.e., the right to multiply the number of shares that the shareholders are entitled to vote by the number of directors to be elected, and to cast all such votes for one nominee or distribute them among two or more nominees. The nominees receiving the highest number of votes will be elected. The enclosed proxy gives proxy holders discretionary authority to cumulate votes in the election of directors.


2 AVOCA, Incorporated

         The following table provides information as of January 10, 2001 concerning each stockholder known by the Company to be the beneficial owner (as determined in accordance with applicable rules of the Securities and Exchange Commission) of more than 5% of its outstanding stock:

Name and Address                    Shares Beneficially               Percent of
of Beneficial Owner                        Owned                        Class

Whitney National Bank
228 St. Charles Avenue
New Orleans, Louisiana 70130              268,000                       32.27%

Hellenic, Inc.
800 David Drive
Morgan City, Louisiana 70380               72,875(1)                     8.77%

-----------------
(1) These shares are included in the reported beneficial holdings of J. Scott Tucker, a director of the Company. Mr. Tucker is President, Chief Executive Officer and a director of Hellenic, Inc.

Number and Election of Directors

         The Company's Charter provides for a Board of Directors consisting of such number of persons, not less than five or more than fifteen, as is fixed by the shareholders prior to each election of directors. The Company's Board has consisted of five persons for many years, and management again proposes to fix at five the number of directors to be elected for the ensuing year. Unless you specify otherwise, proxy holders will vote for this proposal and for election of the management nominees hereinafter named, who are to serve for one year and until their successors are chosen and have qualified. All nominees are members of the Company's present Board and were elected at the last annual meeting. Should the number of directors be fixed at more than five or should any of the nominees become unavailable for election, which is not anticipated, proxy holders may in their discretion vote for other nominees recommended by the Board.

                                                           AVOCA, Incorporated 3

The following table includes information furnished by the respective nominees with regard to their principal occupations for the last five years and their beneficial ownership (as determined in accordance with applicable rules of the Securities and Exchange Commission) of the Company's outstanding stock as of January 10, 2001.

Name, Age, Position with                                 Shares          Percent
Company and Principal               Director          Beneficially          of
Occupation                          Since                Owned            Class

Robert C. Baird, Jr., 50;
Director and President of
the Company;  Executive Vice
President,  Whitney National
Bank;  formerly Chairman,
President and Chief Executive
Officer, Union Bank & Trust
Company, Montgomery, Alabama        1998                  None              ---

Richard W. Fox, 45; Director and
Vice President of the Company;
President,  Fox Financial
Consulting,  Inc. (business
valuation) and manager,
Longford Farm, L.L.C.  (land
management,  farming and
investments);  formerly manager,
Sandy Run Farm L.L.C.;  prior
thereto Vice President, FirstNBC
(Trust Investment Department)       1995                19,666(1)           2.4

Guy C. Lyman, Jr., 68;  Director
of the Company; Attorney, Milling
Benson Woodward L.L.P.              1993                  None              ---

M. Cleland Powell, III, 52;
Director and Secretary-Treasurer
of the Company; Senior Vice
President, Whitney National Bank    1986                  None              ---

J. Scott Tucker,  53;  Director
of the Company;  President and
Chief  Executive  Officer (since
1/12/98) and formerly Chief
Financial Officer, Hellenic, Inc.
(real estate, oil and gas,
investments, construction)          1998               103,829(2)          12.5

All directors and officers as a
group                                ---               123,495(1)(2)       14.9

(1) Mr. Fox's reported beneficial ownership consists of 19,666 shares owned by Longford Farm, L.L.C., of which he is manager and a member.

(2) Mr. Tucker's reported beneficial ownership consists of the 72,875 shares owned by Hellenic, Inc. and 30,954 shares owned by Capital Management Consultants, Inc., of which he is Chief Financial Officer, a director and shareholder.

4 AVOCA, Incorporated

Information Concerning Management

Executive Compensation
     Except for directors' fees of $500 per meeting, all officers and directors of the Company serve without remuneration.

Certain Relationships
     Messrs. Baird and Powell are senior officers of Whitney National Bank, which owns 32.27% of the Company's outstanding stock.
     Mr. Tucker is President, Chief Executive Officer and a director of Hellenic, Inc. (which owns 8.77% of the Company's outstanding stock), and Chief Financial Officer, a director and shareholder of Capital Management Consultants, Inc. (which owns 3.73% of the Company's outstanding stock).

Other Information
     The Company has no standing audit, nominating or compensation committees, or committees performing similar functions.
     The Board of Directors, which includes all of the Company's officers, has (a) reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2000; (b) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, "Communications with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants; (c) received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1,
"Independence Discussions with Audit Committees," as amended, by the Independence Standards Board, and has discussed with the independent auditors the independent auditors' independence and (d) based on the reviews and discussions referred to above, concluded that the audited financial statements should be included in the Company's 2000 Annual Report on Form 10-KSB for filing with the Securities & Exchange Commission.
     The Company's Board of Directors (consisting of Messrs. Baird, Fox, Lyman, Powell and Tucker) held five meetings during the year. All directors attended all of the meetings.

Section 16(a) Beneficial Ownership Reporting Compliance
     Directors, officers and certain shareholders are required to file with the Securities and Exchange Commission reports of their beneficial ownership of the Company's stock and changes therein. All such reporting requirements were complied with during 2000.

                                                           AVOCA, Incorporated 5

Independent Auditors

Appointment
     It is anticipated that Arthur Andersen LLP, which has acted as the Company's independent auditors for the last two years, will be asked to serve again in this capacity for 2001. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. He will have an opportunity to make a statement if he desires to do so.

Audit Fees
     Fees aggregating $15,000 were billed for professional services rendered for the audit of the Company's annual financial statements as of and for the year ended December 31, 2000 and for the reviews of the quarterly financial statements included in the Company's Forms 10-QSB for the year.

All Other Fees
     Fees aggregating $3,000 were billed for professional services rendered for preparation of the Company's income tax returns for the year ended December 31, 2000. The Board of Directors has concluded that the provision of these services is compatible with maintaining the auditors' independence.

Shareholder Proposals and Other Matters

     In order to be considered for inclusion in the proxy statement and proxy relating to the 2002 Annual Meeting of Shareholders, proposals of shareholders must be received by the Company at its principal executive office (228 St. Charles Avenue, Suite 838, New Orleans, Louisiana 70130) no later than October 23, 2001. In addition, if the Company receives notice of a shareholder proposal or other matter after January 7, 2002, the proxy holders named in the form of proxy for the 2002 Annual Meeting will have discretionary authority to vote or abstain from voting thereon in accordance with their best judgment.

     The matters to be acted on at 2001 the Annual Meeting are set forth in the accompanying Notice. The Board knows of no other business to be presented at the meeting, but if other matters requiring a vote are properly presented at

6 AVOCA, Incorporated
the meeting or any adjournment or postponement thereof, proxy holders will vote or abstain from voting thereon in accordance with their best judgment.

                                              By order of the Board of Directors

                                                          M. Cleland Powell, III
                                                             Secretary-Treasurer



                                                           AVOCA, Incorporated 7

Avoca, Incorporated
228 St. Charles Avenue, Suite 838
New Orleans, LA 70130


February 20, 2001

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held on the 2nd Floor of the Main Office of the Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana 70130 at 11:00 a.m. on Tuesday, March 20, 2001. Enclosed you will find the formal Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the attached proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may, of course, later revoke your proxy and vote in person.

                                                     /s/Robert C. Baird, Jr.

                                                     Robert C. Baird, Jr.
                                                     President

                             Detach Proxy Card Here
--------------------------------------------------------------------------------
A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS

1.Proposal to fix, at five, the number of directors for the ensuing year.

     FOR         AGAINST          ABSTAIN
         ---             ---              ---


2.Election of Directors.     FOR        WITHHOLD AUTHORITY       *EXCEPTIONS
                        all nominees         to vote
                        listed below     for all nominees
                                           listed below.
                                    ---                   ---               ---

  Nominees: Robert C. Baird, Jr., Richard W. Fox, Guy C. Lyman, Jr., M. Cleland Powell, III, J. Scott Tucker (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).
  *Exceptions
             -------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

                                               Change of Address and/
                                               or Comments Mark Here
                                                                             ---

                                               The   signature   on  this  Proxy
                                               should  correspond  exactly  with
                                               stockholder's name as  printed to
                                               the  left.  In the case of  joint
                                               owners,  co-executors,  attorney-
                                               in-fact,  or  co-trustees,   both
                                               should sign. Persons signing   as
                                               Attorney-in-fact,       Executor,
                                               Administrator,    Trustee      or
                                               Guardian  should give their  full
                                               title.  If a corporation, sign in
                                               full  corporate      name      by
                                               authorized    officer.    If    a
                                               partnership, please sign in  full
                                               full   partnership    name     by
                                               authorized person.

                                               Dated:                      ,2001
                                                     ----------------------



                                               ---------------------------------
                                                            Signature



                                              ----------------------------------
                                                            Signature

                                              Votes MUST be indicated
                                              (x) in Black or Blue ink.
                                                                             ---

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

                               AVOCA, INCORPORATED

                          PROXY/VOTING INSTRUCTION CARD

This  proxy  is  solicited  on  behalf  of  the  Board  of  Directors  of Avoca,
                                  Incorporated

   The undersigned hereby appoints Robert C. Baird, Jr. and M. Cleland Powell, III, and each of them, with full power of substitution in each, proxies to represent and to vote all shares of Common Stock of Avoca, Incorporated which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on March 20, 2001, and at any adjournment or postponement thereof, as indicated on the reverse side.

   When properly executed and returned, this proxy will be voted in accordance with such instructions as may be given on the reverse side of this proxy card by the undersigned shareholder. If no instructions are given, this proxy will be voted FOR proposals 1 and 2.


                        (Continued, and to be signed and dated on reverse side.)

                                    AVOCA, INCORPORATED
                                    P.O. BOX 11164
                                    NEW YORK, N.Y. 10203-0164